EXHIBIT 32.1

STATEMENT REQUIRED BY 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANTTO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual reports for years ended 2003 and 2004 on Form 10-KSB of Plasticon International, Inc. (the "Company") for the year ended December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jim Turek, Chief Executive Officer of the Company, certify that:

* the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

* information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ James Turek

____________________

James Turek,

Director, President and Chief Executive Officer

May 4, 2006

This certification accompanies this Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended